UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)     June 20, 2007
                                                     _________________________


                Harleysville Savings Financial Corporation
______________________________________________________________________________
         (Exact name of registrant as specified in its charter)


Pennsylvania                              0-29709                  23-3028464
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)


271 Main Street, Harleysville, Pennsylvania                           19438
______________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code   (215) 256-8828
                                                  ____________________________


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events
          ------------

     On June 20, 2007, Harleysville Savings Financial Corporation issued the press release included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated June 20, 2007
























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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                HARLEYSVILLE SAVINGS FINANCIAL CORPORATION


                                By:    /s/Brendan J. McGill
                                       ---------------------------------
                                Name:  Brendan J. McGill
                                Title: Senior Vice President and
                                       Chief Financial Officer

Date:  June 21, 2007























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